Supplement dated May 30, 2025
to the following statutory prospectus(es):
M&T All American, NEA Valuebuilder, BOA CVUL Future, BAE Future Corporate FPVUL and Nationwide Innovator Corporate VUL dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1. The following underlying mutual fund is offered as an investment option under the contract or policy.
Effective June 18, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I	Nationwide Variable Insurance Trust - NVIT GQG US Quality Equity Fund: Class I
PROS-0999